As filed with the Securities and Exchange Commission on October 29, 2015
1933 Act Registration No. 333-186894
1940 Act Registration No. 811-08517

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 9

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 459

Lincoln Life Variable Annuity Account N
(Exact Name of Registrant)

Lincoln ChoicePlus AssuranceSM (Prime)

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)

1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, Including Area Code: (260) 455-2000

Charles A. Brawley, III, Esquire
The Lincoln National Life Insurance Company
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, IN 46801
(Name and Address of Agent for Service)

Copy to:
Scott C. Durocher, Esquire
The Lincoln National Life Insurance Company
350 Church Street
Hartford, Connecticut 06103

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:
/x/ immediately upon filing pursuant to paragraph (b) of Rule 485
/ / on _________, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on __________, pursuant to paragraph (a)(1) of Rule 485

Title of Securities being registered:
Interests in a separate account under individual flexible
payment deferred variable annuity contracts.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln ChoicePlus AssuranceSM (Prime)

Supplement to the prospectus dated May 1, 2015

This supplement to the prospectus for your individual variable annuity contract describes Lincoln Market SelectSM Advantage. This supplement is for informational purposes and requires no action on your part unless you wish to elect Lincoln Market SelectSM Advantage.

OVERVIEW

Lincoln Market SelectSM Advantage is an optional rider that provides guaranteed, periodic withdrawals for your life (single life option) or for the lives of you and your spouse (joint life option), regardless of the investment performance of the contract, provided certain conditions are met. The amounts of the withdrawals are based upon specified percentages of an Income Base; the percentages are age-based and may increase over time. The percentages will vary, depending on when you take your first withdrawal. This rider will be available on or about February 22, 2016, or when available in your state.

DESCRIPTION OF CHANGES

The following discussion describes changes that are incorporated into the specified sections of your prospectus.

Expense Tables – The following entry is added to Expense Table A under Optional Living Benefit Rider Charges:

	Single Life	Joint Life
Lincoln Market SelectSM Advantage*
Guaranteed Maximum Annual Charge ……………………………………..	2.25%	2.45%
Current Initial Annual Charge ………………………………………………..	0.95%	1.15%
Guaranteed Minimum Annual Charge …………………………………...	0.75%	0.95%

* As an annualized percentage of the Income Base, as increased by subsequent Purchase Payments and/or Automatic Annual Step-ups, and decreased by Excess Withdrawals The initial annual rate (deducted quarterly) is guaranteed not to change prior to the 5th quarterly anniversary of the rider. Beginning on the 5th quarterly anniversary, the quarterly charge rate may increase or decrease. The increase or decrease is based on a formula that is tied to any change in the Volatility Index (VIX). In addition, an excess volatility charge of 0.25%% for both single and joint life options will also apply during times when the average VIX equals or exceeds 50 over a three-month period. See Charges and Other Deductions – Lincoln Market SelectSM Advantage for more information.

The following table will be added to the Expense Tables section of the prospectus:

Table D reflects the expenses for a contract that has elected i4LIFE® Advantage Guaranteed Income Benefit and previously purchased Lincoln Market SelectSM Advantage.

TABLE D
Annual Account Fee1		$35

i4LIFE® Advantage Guaranteed Income Benefit for Contractowners who previously purchased Lincoln Market SelectSM Advantage2:
Separate Account Annual Expenses (as a percentage of average dailynet assets in the Subaccounts):
Enhanced Guaranteed Minimum Death Benefit (EGMDB)		1.55%
Guarantee of Principal Death Benefit		1.30%
Account Value Death Benefit		1.25%

	Single Life	Joint Life
i4LIFE® Advantage Guaranteed Income Benefit2
Guaranteed Maximum Annual Charge	2.25%	2.45%
Guaranteed Minimum Annual Charge	0.75%	0.95%

1During the accumulation period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived for any contract with a Contract Value of $100,000 or more on the contract anniversary (or date of surrender). The account fee will be waived after the fifteenth Contract Year regardless of your Contract Value.
2 At the time i4LIFE® Advantage Guaranteed Income Benefit is elected, the final calculated charge rate for Lincoln Market SelectSM Advantage is applied to the greater of the Income Base or Account Value to set the initial dollar amount used to calculate the initial charge for i4LIFE® Advantage Guaranteed Income Benefit. Starting on the first quarterly anniversary following the Periodic Income Commencement Date, the initial i4LIFE® Advantage Guaranteed Income Benefit quarterly charge is calculated as follows: the initial dollar amount (charge calculated above) is multiplied by the current Lincoln Market SelectSM Advantage quarterly rider charge rate divided by the prior quarterly rider charge rate. On each subsequent quarterly anniversary, the charge is calculated as follows: the current quarterly rider charge rate divided by the prior quarterly rider charge rate is multiplied by the prior quarterly rider charge amount (adjusted proportionately for withdrawals). The quarterly rider charge rates are calculated as described above for Lincoln Market SelectSM Advantage, including the excess volatility charge.

Examples

The following Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Example has been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EBB Death Benefit and Lincoln Market SelectSM Advantage at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1)	If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,396	$2,660	$3,888	$6,545

2)	If you annuitize or do not surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$696	$2,060	$3,388	$6,545

Summary of Common Questions – The following paragraph is inserted in the “Summary of Common Questions” section of the prospectus.

What is Lincoln Market SelectSM Advantage? Lincoln Market SelectSM Advantage is an optional rider that you may purchase, that provides: 1) annual guaranteed lifetime periodic withdrawals, referred to as a Guaranteed Annual Income amount, up to a guaranteed amount based on a percentage of an Income Base; 2) an Automatic Annual Step-up to the Income Base; and 3) age-based increases to the Guaranteed Annual Income amount, if certain conditions apply. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender. The Income Base is increased by subsequent Purchase Payments and Automatic Annual Step-ups, and is decreased by Excess Withdrawals. Lincoln Market SelectSM Advantage is available for election only at the time the contract is purchased. See The Contracts – Lincoln Market SelectSM Advantage. You cannot simultaneously elect Lincoln Market SelectSM Advantage with any other Living Benefit Rider. There is an additional charge for this rider that may increase or decrease on a quarterly basis subject to the minimum and maximum charge rates. See Charges and Other Deductions – Rider Charges. In addition, you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

Charges and Other Deductions – Rider Charges - The following discussion is added to the Charges and Other Deductions section of the prospectus, under “Rider Charges.”

Lincoln Market SelectSM Advantage charge. While this rider is in effect, there is a charge for Lincoln Market SelectSM Advantage which is deducted quarterly. The initial rider charge is currently equal to an annual rate of 0.95% (0.2375% quarterly) for the single life option and 1.15% (0.2875% quarterly) for the joint life option. The guaranteed maximum annual charge for the single life option is 2.25% (0.5625% quarterly) and 2.45% (0.6125% quarterly) for the joint life option. The guaranteed minimum annual charge for the single life option is 0.75% (0.1875% quarterly) and 0.95% (0.2375% quarterly) for the joint life option. The initial annual rate (deducted quarterly) is guaranteed not to change prior to the 5th quarterly anniversary of the rider. Beginning on the 5th quarterly anniversary, the quarterly charge rate may increase or decrease based on a formula that is tied to any change in the Volatility Index (VIX), which is an index of market volatility reported by the Chicago Board Options Exchange (“CBOE”). In general, as volatility increases, the quarterly charge rate increases and as volatility decreases, the quarterly charge rate decreases, subject to the maximums and minimums stated above. The charge rate is calculated using the average value of the VIX over a period of time. The average value of the VIX is determined using the values of the VIX as of the close each day that the New York Stock Exchange is open for business, for the three-month period ending on the 14th day of the calendar month just prior to the quarterly rider charge deduction.  We reserve the right to substitute this index with another index at any time and in our sole discretion. We will notify you in writing of such a change.

The maximum percentage that the charge rate can increase or decrease from the previously calculated rate is 0.05% for both single and joint life options, not to exceed the guaranteed maximum quarterly charge rate or fall below the minimum quarterly charge rate. In addition, an excess volatility charge of 0.25% for both single and joint life options will also apply during times when the average value of the VIX equals or exceeds 50 over the three-month period described above. This excess volatility charge is added to any calculated charge rate, not to exceed the guaranteed maximum quarterly charge rate or fall below the minimum quarterly charge rate. (The maximum percentage that the charge rate can change does not apply to the excess volatility charge.)

The quarterly charge rate will be calculated using the following formula: Initial quarterly rate + ([0.00625%] x (average daily value of the VIX – [19.00])). You can find the value of the VIX for any given day by visiting the Chicago Board Options Exchange Website at www.cboe.com. This calculation does not include any applicable excess volatility charge. The quarterly charge that was deducted for the prior quarter for this rider will appear on your quarterly statement.

The following example shows the calculation of the quarterly charge rate for the single life option beginning on the 5th quarterly anniversary of the rider through the 8th quarterly anniversary. The examples use the formula above and the following charge rates.

Initial quarterly charge rate	0.2375%
Guaranteed maximum quarterly charge rate	0.5625%
Guaranteed minimum quarterly charge rate	0.1875%
Maximum quarterly charge rate change	0.05%
Excess volatility charge rate	0.25%

Quarterly Anniversary	Average Value of the VIX for 3-month period	Calculated Quarterly Charge Rate using the formula*	Actual Quarterly Charge Rate
1st	17.23	-	0.2375%
2nd	18.92	-	0.2375%
3rd	25.47	-	0.2375%
4th	19.23	-	0.2375%
5th	17.66	0.2291%	0.2291%
6th	39.22	0.3638%	0.2791%
7th	51.25	0.4390%	0.5625%
8th	26.62	0.2851%	0.2851%
*This quarterly charge rate is using the formula above, and the result is prior to adjustments for the maximum quarterly charge rate change in addition to the guaranteed maximum and minimum quarterly charge rates, and any charge for excess volatility.

The quarterly charge rate for the first four quarterly anniversaries is 0.2375%.  Starting on the 5th quarterly anniversary the quarterly charge rate begins to adjust.

5th quarterly anniversary

The average value of the VIX is 17.66.

Step 1:  Calculate the quarterly charge rate using the formula

0.2375% + [0.00625% x (17.66 – 19.00)]
0.2375% + [0.00625% x (-1.34)]
0.2375% + (-0.008375%) = 0.2291%

Step 2:  Determine if the quarterly charge rate in Step 1 is within the maximum quarterly charge rate change and within the guaranteed minimum and maximum quarterly charge rates.

4th quarterly anniversary charge rate minus quarterly charge rate calculated in Step 1 = 0.2375% - 0.2291% = 0.0084% ( a rate change of 0.0084% is less than the 0.05% maximum quarterly rate change)

0.2332% is less than the quarterly Guaranteed Maximum Charge rate (0.5625%) and greater than the quarterly Guaranteed Minimum Charge rate (0.1875%).

The actual quarterly charge rate is 0.2291%.

6th quarterly anniversary

The average value of the VIX increases to 39.22.

Step 1: Calculate the quarterly charge rate using the formula

0.2375% + [0.00625% x (39.22 – 19.00)]
0.2375% + [0.00625% x (20.22)]
0.2375% + (0.126375%) = 0.3638%

Step 2: Determine if the quarterly charge rate in Step 1 is within the maximum quarterly charge rate change and within the guaranteed minimum and maximum quarterly charge rates.

5th quarterly anniversary charge rate minus quarterly charge rate calculated in Step 1 = 0.2291% - 0.3638% = (a rate change of 0.1347% - is greater than the 0.05% maximum quarterly rate change; therefore the charge rate cannot exceed 0.2791% (5th quarterly anniversary charge rate + 0.05%).

0.2791% is less than the quarterly guaranteed maximum charge rate (0.5625%) and greater than the quarterly guaranteed minimum charge rate (0.1875%).

The actual quarterly charge rate is 0.2791%.

7th quarterly anniversary

The average value of the VIX increases to 51.25. Therefore, because the VIX exceeds 50, the excess volatility charge rate of 0.25% will apply.

Step 1: Calculate the quarterly charge rate based on the formula

0.2375% + [0.00625% x (51.25 – 19.00)]
0.2375% + [0.00625% x (32.25)]
0.2375% + (0.2015625%) = 0.4390%

Step 2: Determine if the quarterly charge rate in Step 1 is within the maximum quarterly charge rate change and within the guaranteed minimum and maximum quarterly charge rates.

6th quarterly anniversary charge rate minus quarterly charge rate calculated in Step 1 = 0.2791% - 0.4390% = -0.1599% ( a rate change of 0.1599% is greater than the 0.05% maximum quarterly rate change; therefore the charge rate cannot exceed 0.3291% (6th quarterly anniversary charge rate + 0.05%).

0.4332% is less than the quarterly guaranteed maximum charge rate (0.5625%) and greater than the minimum quarterly charge rate (0.1875%).

Step 3: Add excess volatility charge rate; Determine if quarterly charge rate calculated in Step 2 plus the excess volatility charge rate is at or below the guaranteed maximum quarterly charge rate.
0.3291% + 0.25% = 0.5791% which exceeds the maximum quarterly rider charge (0.5625%)

The actual quarterly charge rate is 0.5625%.

8th quarterly anniversary

The average value of the VIX decreases to 26.62.

Step 1: Calculate the quarterly charge rate based on the formula

0.2375% + [0.00625% x (26.62 – 19.00)]
0.2375% + [0.00625% x (7.62)]
0.2375% + (0.047625%) = 0.2851%

Step 2: Determine if the quarterly charge rate in Step 1 is within the maximum quarterly charge rate change and within the guaranteed minimum and maximum quarterly charge rates.

7th quarterly anniversary charge rate (prior to the excess volatility charge rate) minus quarterly charge rate calculated in Step 1 = 0.3291% - 0.2851% = 0.044% (a rate change of 0.044% is less than the 0.05% maximum quarterly rate change)

0.2851% is less than the quarterly guaranteed maximum charge rate (0.5625%) and greater than the quarterly guaranteed minimum charge rate (0.1875%).

The actual quarterly charge rate is 0.2851%.

The charge is based on the Income Base (initial Purchase Payment) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and decreased for Excess Withdrawals. We will deduct the charge for this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the quarterly anniversary of the rider's effective date. This deduction will be made proportionately from the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed.

The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an annuity payout option, including i4LIFE® Advantage.

If the Contract Value is reduced to zero while the Contractowner is receiving the Guaranteed Annual Income, no rider charge will be deducted.

i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who previously purchased Lincoln Market SelectSM Advantage. If you previously purchased Lincoln Market SelectSM Advantage, you may carry over certain features of that rider to elect i4LIFE® Advantage Guaranteed Income Benefit. If you make this election, the Lincoln Market SelectSM Advantage charge rate and calculation continues to be used as a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.

This charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your Death Benefit option set out in the Deductions of the VAA section of the prospectus. The charges and calculations described in the i4LIFE® Advantage Guaranteed Income Benefit section of your prospectus will not apply.

At the time i4LIFE® Advantage Guaranteed Income Benefit is elected, the final calculated quarterly charge rate for Lincoln Market SelectSM Advantage is applied to the greater of the Income Base or Account Value to set the initial dollar amount used to calculate the initial charge for i4LIFE® Advantage Guaranteed Income Benefit. Starting on the first quarterly anniversary following the Periodic Income Commencement Date, the initial i4LIFE® Advantage Guaranteed Income Benefit quarterly charge is calculated as follows: the current Lincoln Market SelectSM Advantage quarterly rider charge rate, divided by the prior quarterly rider charge rate, then multiplied by the initial dollar amount (charge calculated above) . On each subsequent quarterly anniversary, the charge is calculated as follows: the current quarterly rider charge rate, divided by the prior quarterly rider charge rate, multiplied by the prior quarterly rider charge amount (adjusted proportionately for withdrawals). The rider charge rate is calculated each quarterly anniversary and the charge may increase or decrease each quarterly anniversary, subject to the guaranteed minimum and maximum charge rates. The deduction will be made proportionately from the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The quarterly rider charge rates are calculated as described above for Lincoln Market SelectSM Advantage, including the excess volatility charge. Upon each withdrawal, the quarterly rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value.

The charge may also change if there is an automatic step-up of the Guaranteed Income Benefit (described later in this supplement). Once the Guaranteed Income Benefit steps-up above 75% of the initial Regular Income Payment (adjusted proportionately for Withdrawals), the charge is adjusted in proportion to any changes in the new Guaranteed Income Benefit above the greater of either 75% of the initial Regular Income Payment or the prior Guaranteed Income Benefit, both adjusted proportionately for Withdrawals. This charge adjustment will be applied upon the next quarterly rider charge deduction as described above.

Contractowners are guaranteed that in the future the guaranteed maximum or minimum charge rates for i4LIFE® Advantage Guaranteed Income Benefit will be the guaranteed maximum or minimum charge rates that were in effect at the time they purchased Lincoln Market SelectSM Advantage. The total annual Subaccount charges of 1.55% for the EGMDB, 1.30% for the Guarantee of Principal Death Benefit and 1.25% for the Account Value Death Benefit also apply. The following example shows how the initial charge for i4LIFE® Advantage Guaranteed Income Benefit for purchasers of Lincoln Market SelectSM Advantage is calculated as well as adjustments due to increases to the Guaranteed Income Benefit and the Lincoln Market SelectSM Advantage charge rates. The example is a nonqualified contract and assumes the Contractowner has elected the single life option, is a 70-year old on the effective date of electing i4LIFE® Advantage Guaranteed Income Benefit, and has not taken any withdrawals and it is after the 5th Benefit Year anniversary. Pursuant to the provisions of the Guaranteed Income Benefit the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner’s age (see Guaranteed Income Benefit for a more detailed description). The example also assumes that the calculated quarterly charge rate is 4%. The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base.

9/1/2015	Initial i4LIFE® Advantage Account Value …………………………………………	$ 100,000
9/1/2015	Income Base as of the last Valuation Date before the Periodic Income Commencement Date under Lincoln Market SelectSM Advantage …………………	$ 125,000
9/1/2015	Calculated quarterly charge rate..............................................................................	0.25%
9/1/2015
Initial quarterly charge for i4LIFE® Advantage Guaranteed Income Benefit ($125,000 * 0.25%) The calculated charge rate for Lincoln Market SelectSM Advantage is multiplied by the Income Base since it is larger than the Account Value.  (This charge is not deducted, but is used in the calculation of the first quarterly charge that is deducted as shown below.) ......
$ 312.50
9/2/2015	Amount of initial i4LIFE® Advantage Regular Income Payment (an example of how the Regular Income Payment is calculated is shown in the SAI) ……………..	$ 5,173
9/2/2015	Initial Guaranteed Income Benefit (4% * $125,000 Income Base) …………………	$ 5,000

The next example shows how the charge will change when the first quarterly charge is deducted.

12/1/2015	Calculated quarterly charge rate ……………………………………………………	0.30%
12/1/2015
Quarterly charge for i4LIFE® Advantage Guaranteed Income Benefit
(($312.50 * (0.30% / 0.25%)). Prior quarterly rider charge * [ratio of current quarterly rider charge rate to prior quarterly rider charge rate………………………
$ 375.00

The next example shows how the charge amount used for the next quarterly rider charge deduction will change if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment. The example is assuming the most recent quarterly rider charge deducted was $350.

9/2/2016	Recalculated Regular Income Payment (due to market gain in Account Value) ….	$ 6,900
9/2/2016	New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment ……....	$ 5,175
9/2/2016
Quarterly charge for i4LIFE® Advantage Guaranteed Income Benefit ($350 * ($5,175/$5,000)) Prior charge * [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income Benefit] ………………………………………………………
$ 362.25

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE® Advantage will also be terminated and the i4LIFE® Advantage Guaranteed Income Benefit charge will be discontinued. A portion of the i4LIFE® Advantage Guaranteed Income Benefit charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider.

The Contracts – Investment Requirements – If you elect Lincoln Market SelectSM Advantage, you will be required to adhere to Investment Requirements during the time you hold the rider. You will be limited in your choice of Subaccount investments, and in how much you can invest in certain Subaccounts. In addition, you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider. See the Investment Requirements section of your prospectus for complete information.

If you elect Lincoln Market SelectSM Advantage, you must currently allocate your Contract Value as follows:

Group 1
Investments must be at least 30% of Contract Value or Account Value if i4LIFE® Advantage Guaranteed Income Benefit is in effect
Delaware VIP® Diversified Income Series	LVIP Dimensional/Vanguard Total Bond Fund
Delaware VIP® Limited-Term Diversified Income Series	LVIP Global Income Fund
LVIP BlackRock Inflation Protected Bond Fund	LVIP PIMCO Low Duration Bond Fund
LVIP Delaware Bond Fund	LVIP SSgA Bond Index Fund
LVIP Delaware Diversified Floating Rate Fund
Group 2
Investments cannot exceed 70% of Contract Value or Account Value if i4LIFE® Advantage Guaranteed Income Benefit is in effect
AB VPS Small/Mid Cap Value Portfolio	LVIP MFS International Growth Fund
BlackRock Global Allocation V.I. Fund	LVIP MFS Value Fund
Delaware VIP® Small Cap Value Series	LVIP Mondrian International Value Fund
Delaware VIP® U.S. Growth Series	LVIP Money Market Fund
Delaware VIP® Value Series	LVIP SSgA Conservative Index Allocation Fund
Fidelity® VIP Contrafund® Portfolio	LVIP SSgA Conservative Structured Allocation Fund
Fidelity® VIP Mid Cap Portfolio	LVIP SSgA Developed International 150 Fund
Franklin Income VIP Fund	LVIP SSgA International Index Fund
Franklin Mutual Shares VIP Fund	LVIP SSgA Large Cap 100 Fund
Invesco V.I. International Growth Fund	LVIP SSgA Moderate Index Allocation Fund
JPMorgan Insurance Trust Global Allocation Portfolio	LVIP SSgA Moderate Structured Allocation Fund
LVIP American Global Growth Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund
LVIP American Growth Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund
LVIP American Growth-Income Fund	LVIP SSgA S&P 500 Index Fund
LVIP American International Fund	LVIP SSgA Small-Cap Index Fund
LVIP Baron Growth Opportunities Fund	LVIP SSgA Small-Mid Cap 200 Fund
LVIP Delaware Social Awareness Fund	LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP Delaware Special Opportunities Fund	LVIP Vanguard Domestic Equity ETF Fund
LVIP Dimensional International Core Equity Fund	LVIP Vanguard International Equity ETF Fund
LVIP Dimensional U.S. Core Equity 1 Fund	LVIP Wellington Mid-Cap Value Fund
LVIP Dimensional U.S. Core Equity 2 Fund	MFS® VIT Growth Series
LVIP JPMorgan High Yield Fund

Group 3
Investments cannot exceed 10% of Contract Value or Account Value if i4LIFE® Advantage Guaranteed Income Benefit is in effect
AB VPS Global Thematic Growth Portfolio	LVIP American Global Small Capitalization Fund
Delaware VIP® Emerging Markets Series	LVIP Clarion Global Real Estate Fund
Delaware VIP® REIT Series	LVIP SSgA Emerging Markets 100 Fund
Delaware VIP® Smid Cap Growth Series	MFS® VIT Utilities Series
Deutsche Alternative Asset Allocation VIP Portfolio

The fixed account is only available for dollar cost averaging.

As an alternative to satisfy these Investment Requirements, you may allocate 100% of your Contract Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to Group 1 restrictions.  Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and will be subject to Group 2 restrictions.

BlackRock Global Allocation V.I. Fund	LVIP PIMCO Low Duration Bond Fund
Delaware VIP® Diversified Income Series	LVIP SSgA Bond Index Fund
Delaware VIP® Limited-Term Diversified Income Series	LVIP SSgA Conservative Index Allocation Fund
LVIP BlackRock Inflation Protected Bond Fund	LVIP SSgA Conservative Structured Allocation Fund
LVIP Delaware Bond Fund	LVIP SSgA Moderate Index Allocation Fund
LVIP Delaware Diversified Floating Rate Fund	LVIP SSgA Moderate Structured Allocation Fund
LVIP Dimensional/Vanguard Total Bond Fund	LVIP SSgA Moderately Aggressive Index Allocation Fund
LVIP Global Income Fund	LVIP SSgA Moderately Aggressive Structured Allocation Fund

The Contracts – Living Benefit Riders - Lincoln Market SelectSM Advantage – The following discussion is added to the “Living Benefit Riders” section of the prospectus.

Lincoln Market SelectSM Advantage.  Lincoln Market SelectSM Advantage is a Living Benefit Rider available for purchase in your contract that provides:

•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base;

•	Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base;

•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are payable to any assignee or assignee’s bank account are considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Income Base is reduced to zero.

In order to purchase Lincoln Market SelectSM Advantage, the initial Purchase Payment must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner (joint life option) regardless of the investment performance of the contract, provided certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner). If the Contractowner sells or assigns for value the Contract other than to the Annuitant, or discounts or pledges it as collateral for a loan or as a security for the performance of an obligation or any other purpose, this Rider will terminate.

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base, which are age-based and may increase over time. The amount of the Guaranteed Annual Income payment will vary, depending on when you take your first withdrawal. You may receive Guaranteed Annual Income payments for your lifetime or for the lifetimes of you and your spouse, if the joint life option is chosen.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided, investment options available, as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Not all riders will be available at all times. You may consider purchasing Lincoln Market SelectSM Advantage if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up. The cost of Lincoln Market SelectSM Advantage may be higher than other Living Benefit Riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders. This rider may be more suitable for you than another available Living Benefit Rider if you are willing to exchange a certain amount of guaranteed growth to your Income Base for a more diverse offering of investment options.

Availability. Lincoln Market SelectSM Advantage is only available for election at the time the contract is purchased. If elected, the rider will be effective on the contract’s effective date.

Lincoln Market SelectSM Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be age 85 or younger at the time this rider is elected. You cannot elect the rider and any other Living Benefit Rider or any other payout option offered in your contract at the same time. There is no guarantee that Lincoln Market SelectSM Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Market SelectSM Advantage available to new purchasers.

If you purchase Lincoln Market SelectSM Advantage, you will be required to adhere to Investment Requirements, which will limit your ability to invest in certain Subaccounts offered in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements for more information.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The Income Base is equal to the initial Purchase Payment, increased by subsequent Purchase Payments and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The initial Income Base will equal your initial Purchase Payment. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss. Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step up to the Contract Value on each Benefit Year anniversary if:

a.	the Contractowner/Annuitant (single life option), or the Contractowner/Annuitant and spouse (joint life option) are still living and under age 86; and
b.
the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date, is equal to or greater than the Income Base.

The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.

Withdrawal Amount. The Guaranteed Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Guaranteed Annual Income amount is not reduced to zero, these withdrawals may be taken for your lifetime (single life option) or the lifetimes of you and your spouse (joint life option). Guaranteed Annual Income withdrawals are available when you (single life option) or the younger of you and your spouse (joint life option) are age 55.

The Guaranteed Annual Income amount is determined by multiplying the Income Base by the applicable rate from one of the tables below. The rate is based on your age and whether the single or joint life option has been elected. Under the joint life option, the age of the younger of you or your spouse will be used. The Guaranteed Annual Income amount will change upon an Automatic Annual Step-up, additional Purchase Payments, and Excess Withdrawals, as described below.

Prior to the 5th Benefit Year anniversary, Table A will be used to determine the Guaranteed Annual Income amount. If you take a withdrawal (either a Guaranteed Annual Income withdrawal or an Excess Withdrawal) prior to the 5th Benefit Year anniversary, Table A will always be used to determine the Guaranteed Annual Income. On or after the 5th Benefit Year Anniversary, as long as no withdrawals occurred prior to the 5th Benefit Year anniversary, Table B will always be used.

Upon the first Guaranteed Annual Income withdrawal, the Guaranteed Annual Income rate will be based on your age (or the younger of you and your spouse under the joint life option) as of the date of that withdrawal, and thereafter may not change unless an Automatic Annual Step-up occurs.

Age	TABLE A		TABLE B
	Single Life Option	Joint Life Option*	Single Life Option	Joint Life Option*
55-59½	2.5%	2.5%	3.5%	3.5%
59½ - 64	3.0%	3.0%	4.0%	4.0%
65-74	4.0%	3.5%	5.0%	4.5%
75+	4.0%	4.0%	5.0%	5.0%

*For the joint life option, age is based on the younger of you and your spouse.

For example, assume you purchase Lincoln Market SelectSM Advantage (single life option) at age 60, and you take your first withdrawal at age 63. Since the withdrawal occurred prior to the 5th Benefit Year anniversary, Table A will be used to determine the Guaranteed Annual Income percentage for this and all subsequent withdrawals, and the rate for your Guaranteed Annual Income will be 3.0%. If you take your second withdrawal at age 70 and have had an Automatic Annual Step-up, Table A still applies, and your Guaranteed Annual Income percentage is increased to 4.0%. If you wait to take your first withdrawal on or after the 5th Benefit Year anniversary, Table B will be used to determine the Guaranteed Annual Income percentage for all Guaranteed Annual Income withdrawals.

During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary, the Guaranteed Annual Income amount is calculated using the Income Base on the most recent Benefit Year anniversary. After your first Guaranteed Annual Income withdrawal, the Guaranteed Annual Income amount percentage will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.

If your Contract Value is reduced to zero because of market performance or contract and rider fees and charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse’s life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or the Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.

The following example shows the calculation of the Guaranteed Annual Income amount using a rate from Table A above and how withdrawals less than or equal to the Guaranteed Annual Income amount impact the Income Base and the Contract Value. The Contractowner is age 70 (4% Guaranteed Annual Income percentage), with a Contract Value of $200,000 on the 5th Benefit Year anniversary:

Contract Value on the Benefit Year anniversary	$200,000
Income Base on the Benefit Year anniversary	$200,000
Initial Guaranteed Annual Income amount on the Benefit Year anniversary ($200,000 x 4%)	$ 8,000
Contract Value six months after Benefit Year anniversary	$210,000
Income Base six months after Benefit Year anniversary	$200,000
Withdrawal six months after Benefit Year anniversary when Contractowner is still age 70	$ 8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Income Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on sixth Benefit Year anniversary	$205,000
Income Base on sixth Benefit Year anniversary	$205,000
Guaranteed Annual Income amount on sixth Benefit Year anniversary ($205,000 x 4%)	$ 8,200

The Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the sixth Benefit Year anniversary, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 70 elected the single life option, waited until after the fifth Benefit Year anniversary to take a withdrawal and has a Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base), an additional Purchase Payment of $10,000 increases the Guaranteed Annual Income amount that Benefit Year to $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.

Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount, after the Income Base is adjusted by an Automatic Annual Step-up, will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal, or withdrawals made prior to age 55 (younger of you or your spouse for joint life), or withdrawals that are payable to any assignee or assignee’s bank account.

When an Excess Withdrawal occurs:

1.
The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

2.
The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income percentage multiplied by the new (reduced) Income Base (after the proportionate reduction for the Excess Withdrawal).

We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in the prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount using a percentage from Table B, and the Contract Value under Lincoln Market SelectSM Advantage.

The Contractowner who is age 70 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.

Prior to Excess Withdrawal:

Contract Value = $60,000

Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000)

After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract Value = $56,600 ($60,000 - $3,400)

Income Base = $85,000

The Contract Value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion by which the Excess Withdrawal reduced the $56,600 Contract Value ($8,600 ÷ $56,600)

Contract Value = $48,000 ($56,600 - $8,600)

Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 - $12,915.19 = $72,084.81)

Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:

Contract Value = $43,000

Income Base = $72,084.81

Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)

In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal, the rider and contract will terminate.

Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,400 Guaranteed Annual Income amount is not subject to surrender charges; the $8,600 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in your prospectus. See Charges and Other Deductions – Surrender Charge.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;

2.	The RMD calculation must be based only on the value in this contract; and

3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit, the EGMDB or the EEB rider. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).

The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE® Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment and will be equal to the sum of all Purchase Payments, decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. Lincoln Market SelectSM Advantage has no provision for a payout of the Income Base or any other Death Benefit upon death of the Contractowner or Annuitant. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in your prospectus) will be in effect. Election of Lincoln Market SelectSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Market SelectSM Advantage will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The Automatic Annual Step-up will continue, if applicable, as discussed above. Upon the death of the surviving spouse, Lincoln Market SelectSM Advantage will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Market SelectSM Advantage. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Market SelectSM Advantage, withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the Guarantee of Principal Death Benefit. The same also applies to the EGMDB or the EEB rider if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts – Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Market SelectSM Advantage are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:

Contract Value before withdrawal $80,000

Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of the prospectus:

a) Contract Value $80,000

b) Sum of Purchase Payments $100,000

c) Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculation as follows:

a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount) ($95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]. The entire $9,000 withdrawal reduced the Death Benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.

Termination. After the fifth Benefit Year anniversary, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Market SelectSM Advantage will automatically terminate:

•	On the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);

•	upon death under the single life option or the death of the surviving spouse under the joint life option;

•	When the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;

•
If the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;

•	On the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree; or

•	Upon surrender or termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.

i4LIFE® Advantage Guaranteed Income Benefit option. i4LIFE® Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE® Advantage. You cannot have both i4LIFE® Advantage and Lincoln Market SelectSM Advantage in effect on your contract at the same time.

On or after the first Benefit Year anniversary, Contractowners with an active Lincoln Market SelectSM Advantage may decide to terminate their rider and elect i4LIFE® Advantage Guaranteed Income Benefit (version 4) prior to the Annuity Commencement Date, according to the provisions outlined below. This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts.

If you have the Lincoln Market SelectSM Advantage single life option and choose to terminate your rider, you must purchase i4LIFE® Advantage Guaranteed Income Benefit single life option. If you have the Lincoln Market SelectSM Advantage joint life option and choose to terminate your rider, you must purchase i4LIFE® Advantage Guaranteed Income Benefit joint life option. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE® Advantage section of your prospectus under Impacts to i4LIFE® Advantage Regular Income Payments.

For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Guaranteed Income Benefit is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to terminate Lincoln Market SelectSM Advantage and purchase i4LIFE® Advantage Guaranteed Income Benefit, you should consider that depending on a person’s age and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Market SelectSM Advantage. You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments, whereas with Lincoln Market SelectSM Advantage, you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE® Advantage rider are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Market SelectSM Advantage are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.

The Contracts – Living Benefit Riders – Guaranteed Income Benefit with i4LIFE® Advantage – The following discussion is added to the “Guaranteed Income Benefit with i4LIFE® Advantage” section of the prospectus.

Lincoln Market SelectSM Advantage. Contractowners who purchase Lincoln Market SelectSM Advantage are guaranteed in the future the right to purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Market SelectSM Advantage. This election cannot be made prior to the first Benefit Year anniversary.

If this decision is made, the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base) based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected. The initial Guaranteed Income Benefit will be lower if you took your first withdrawal (either a Guaranteed Annual Income withdrawal or Excess Withdrawal) or elected i4LIFE® Advantage Guaranteed Income Benefit prior to the 5th Benefit Year anniversary of the Lincoln Market SelectSM Advantage rider. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the table below.

Prior to the 5th Benefit Year anniversary, Table A will be used to determine the Guaranteed Income Benefit amount. If you take a withdrawal (either a Guaranteed Annual Income withdrawal or an Excess Withdrawal) prior to the 5th Benefit Year anniversary, Table A will always be used to determine the Guaranteed Income Benefit amount. On or after the 5th Benefit Year Anniversary, as long as no withdrawals occurred prior to the 5th Benefit Year anniversary, Table B will always be used.

Age	TABLE A		TABLE B
	Single Life Option	Joint Life Option*	Single Life Option	Joint Life Option*
Under 40	1.5%	1.5%	2.5%	2.5%
40-54	2.0%	2.0%	3.0%	3.0%
55-59½	2.5%	2.5%	3.5%	3.5%
59½ -64	3.0%	3.0%	4.0%	4.0%
65-69	3.5%	3.0%	4.5%	4.0%
70-74	4.0%	3.5%	5.0%	4.5%
75-79	4.0%	4.0%	5.0%	5.0%
80+	4.5%	4.5%	5.5%	5.5%

*For the joint life option, age is based on the younger of you and your spouse.

Please refer to your prospectus for additional information regarding i4LIFE® Advantage Guaranteed Income Benefit.

Please keep this Supplement for future reference.

PART A

The prospectus for the ChoicePlus Assurance (Prime) variable annuity contract is incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-186894) filed on April 17, 2015.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

ChoicePlus AssuranceSM (Prime)

Supplement dated October 27, 2015 to the
Statement of Additional Information dated May 1, 2015

This supplement to the Statement of Additional Information for your individual variable annuity contract is for your information only and requires no action on your part.

The following section is added to the Statement of Additional Information, immediately prior to the “Abandoned Property” paragraph:

About the CBOE Volatility Index

The "CBOE Volatility Index (VIX)” (the “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and Chicago Board Options Exchange ("CBOE") and has been licensed for use by The Lincoln National Life Insurance Company and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee.  CBOE®, CBOE Volatility Index and VIX™ are trademarks of the CBOE and have been licensed for use by SPDJI and Licensee. Licensee’s Product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”) or CBOE.  Neither S&P Dow Jones Indices nor CBOE make any representation or warranty, express or implied, to the owners of the Licensee’s Product(s) or any member of the public regarding the advisability of investing in securities generally or in Licensee’s Product(s) particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices’s and CBOE’s only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices or CBOE without regard to Licensee or the Licensee’s Product(s).  S&P Dow Jones Indices and CBOE have no obligation to take the needs of Licensee or the owners of Licensee’s Product(s) into consideration in determining, composing or calculating the Index.  Neither S&P Dow Jones Indices nor CBOE are responsible for and have not participated in the determination of the prices, and amount of Licensee’s Product(s) or the timing of the issuance or sale of Licensee’s Product(s) or in the determination or calculation of the equation by which Licensee’s Product(s) is to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices and CBOE have no obligation or liability in connection with the administration, marketing or trading of Licensee’s Product(s). There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

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PART B

The Statement of Additional Information for the ChoicePlus Assurance (Prime) variable annuity contract is incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-186894) filed on April 17, 2015.

Lincoln Life Variable Annuity Account N
PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

1. Part A

The Table of Condensed Financial Information is incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-186894) filed on April 17, 2015.

2. Part B

The following financial statements for the Variable Account are incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-186894) filed on April 17, 2015.

Statement of Assets and Liabilities - December 31, 2014
Statement of Operations - Year ended December 31, 2014
Statements of Changes in Net Assets - Years ended December 31, 2014 and 2013
Notes to Financial Statements - December 31, 2014
Report of Independent Registered Public Accounting Firm

3. Part B

The following consolidated financial statements for The Lincoln National Life Insurance Company are incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-186894) filed on April 17, 2015.

Consolidated Balance Sheets - Years ended December 31, 2014 and 2013
Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2014, 2013 and 2012
Consolidated Statements of Stockholder’s Equity - Years ended December 31, 2014, 2013 and 2012
Consolidated Statements of Cash Flows - Years ended December 31, 2014, 2013 and 2012
Notes to Consolidated Financial Statements - December 31, 2014
Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolutions of the Board of Directors of The Lincoln National Life Insurance Company establishing Separate Account N incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-40937) filed on November 25, 1997.

(2) Not Applicable

(3)(a) Broker-Dealer Selling Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-170897) filed on April 8, 2011.

(b) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(4)(a) Annuity Contract (30070-B) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

(b) Annuity Payment Option Rider (32147) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

(c) Interest Adjusted Fixed Account Rider (32143) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

(d) DCA Fixed Account Rider (32145) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-135039) filed on June 15, 2006.

(e) IRA Contract Amendment (28877-E) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

(f) IRA Contract Amendment (28877) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 40937) filed on April 24, 2003.

(g) Roth IRA Endorsement (5305) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

(h) Estate Enhancement Benefit Rider (32151-A) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.

(i) EGMDB Rider (32149 5/03) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.

(j) Guarantee of Principal Rider (32148 5/03) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-35780) filed on April 22, 2003.

(k) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 19, 2006.

(l) Guaranteed Income Benefit Rider (GIB v4) (AR-528 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

(m) Contract Benefit Data (CBD 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

(n) Variable Annuity Payment Option Rider (I4LA-NQ 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

(o) Variable Annuity Payment Option Rider (I4LA-Q 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.

(p) Variable Annuity Living Benefit Rider (LINC 2 + Protected Funds) (AR-529 8/10) incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-170695) filed January 30, 2012.

(q) Contract Amendment – Maturity Date (AR-554 10/14) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-181616) filed on April 8, 2015.

(r) Variable Annuity Living Benefits Rider (Market Select Advantage) (AR-587) incorporated herein by reference to Post-Effective No. 55 (File No. 333-63505) filed on October 1, 2015.

(5) ChoicePlus Prime Application (CPAB 1/08) incorporated herein by reference to Post-Effective Amendment No. 28 (File No. 333-40937) filed on April 10, 2008.

(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.

(b) By-laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(7)(a) Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on April 7, 2010.

    (i) Amendments to the Automatic Indemnity Reinsurance Agreement incorporated herein by reference to Post-Effective Amendment No. 28 (File No. 333-138190) filed on November 5, 2013.

(b) Automatic Reinsurance Agreement dated July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-138190) filed on April 8, 2008.

    (i) Amendments to Automatic Reinsurance Agreement dated July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 40 (File No. 333-40937) filed on April 7, 2010.

(8)(a) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:

(i) AIM (Invesco) Variable Insurance Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.

(ii) AllianceBernstein Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.

(iii) American Funds incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.

(iv) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

(v) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.

(vi) Deutsche (fka DWS) Variable Series II incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.

(vii) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.

(viii) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.

(ix) JPMorgan Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015; amendment incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-193272) filed on June 4, 2015.

(x) Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC, and Legg Mason Partners Fund Advisor, LLC incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.

(xi) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015; amendment incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-193272) filed on June 4, 2015.

(xii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.

(xiii) PIMCO Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.

(b) Rule 22c-2 Agreements between The Lincoln National Life Insurance Company and:

(i) AIM Variable Insurance Funds incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

(ii) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-68842) filed on June 22, 2009.

(iii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.

(iv) Fidelity Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

(v) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

(vi) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

(vii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

(c) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York is incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(9) Opinion and Consent of Scott C. Durocher, Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-186894) filed on May 28, 2013.

(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

(b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-186894) filed on April 17, 2015.

(11) Not applicable

(12) Not applicable

(13) Organizational Chart of the Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 55 (File No. 033-26032) filed on October 1, 2015.

Item 25. Directors and Officers of the Depositor

The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln Life Variable Annuity Account N as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.

Name	Positions and Offices with Depositor
Charles A. Brawley, III**	Senior Vice President, Associate General Counsel and Secretary
Ellen G. Cooper**	Executive Vice President, Chief Investment Officer and Director
Jeffrey D. Coutts**	Senior Vice President and Treasurer
Randal J. Freitag**	Executive Vice President, Chief Financial Officer and Director
Wilford H. Fuller**	Executive Vice President and Director
Dennis R. Glass**	President and Director
Mark E. Konen**	Executive Vice President and Director
Douglas N. Miller**	Senior Vice President, Chief Accounting Officer and Controller
Keith J. Ryan*	Vice President and Director

*Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802
**Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of August 31, 2015 there were 343,330 contract owners under Account N.

Item 28. Indemnification

a) Brief description of indemnification provisions.

In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life or Company) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a)
Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.

(b)

(b) Officers and Directors of Lincoln Financial Distributors, Inc.:

Name	Positions and Offices with Underwriter
Patrick J. Caulfield**	Vice President, Chief Compliance Officer and Senior Counsel
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Wilford H. Fuller*	President, Chief Executive Officer and Director
Thomas P. O'Neill*	Senior Vice President, Chief Operating Officer and Director
Nancy A. Smith*	Secretary
Vacant	Vice President and Chief Financial Officer

*Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal Business address is 350 Church Street, Hartford, CT 06103

(c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

(d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 9 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 29th day of October, 2015.

Lincoln Life Variable Annuity Account N (Registrant) Lincoln ChoicePlus AssuranceSM (Prime)
By: /s/Kimberly A. Genovese Kimberly A. Genovese Assistant Vice President, The Lincoln National Life Insurance Company (Title)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (Depositor)
By:/s/ Stephen R. Turer Stephen R. Turer (Signature-Officer of Depositor) Vice President, The Lincoln National Life Insurance Company (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on October 29, 2015.

Signature	Title
* Dennis R. Glass	President and Director (Principal Executive Officer)
* Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
* Randal J. Freitag	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)
Wilford H. Fuller	Executive Vice President and Director
* Mark E. Konen	Executive Vice President and Director
* Keith J. Ryan	Vice President and Director
*By: /s/ Kimberly A. Genovese Kimberly A. Genovese	Pursuant to a Power of Attorney

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